UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                                 FORM 8-K

                             CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities and
                          Exchange Act of 1934

                       Date of Report: May 12, 1999

                   NETWORK SYSTEMS INTERNATIONAL, INC.
          (Exact Name of Registrant as Specified in its Charter)


  Nevada                               0-22991               87-0460247
(State or other jurisdiction      (Commission File         (I.R.S. Employer
of incorporation or organization)     Number)             Identification Number)

          200 North Elm Street, Greensboro, North Carolina  27401
           (Address of principal executive officer) (Zip Code)

                            (336) 271-8400
            (Registrants telephone number, including area code)


Item 5.  Other Events.

Network Systems International, Inc. (the "Company") issued a press release through PR Newswire on May 5, 1999 announcing that it had signed a letter of intent to acquire Vercom Software, Inc. It was announced that the proposal was subject to completion of due diligence by both parties.


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NETWORK SYSTEMS INTERNATIONAL, INC.
                         (Registrant)



                         By:  /s/ Michael T. Spohn
                              Michael T. Spohn, C.F.O.

Date:  May 12, 1999